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                                                                      Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


In accordance with 18 U.S.C. Section 1350, the undersigned hereby certify, in the indicated capacities with respect to Value Line, Inc. (the "Issuer"), that the quarterly report on Form 10-Q for the quarter ended October 31, 2004 of the issuer fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the issuer. This certification is not to be deemed to be filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the quarterly report on Form 10-Q of the issuer accompanying this certification.


Date:  December 15, 2004             By:  s/ Jean Bernhard Buttner

                                             -----------------------------------
                                              Jean Bernhard Buttner
                                              Chairman & Chief Executive Officer


Date:  December 15, 2004             By:  s/ David T. Henigson

                                             -----------------------------------
                                              David T. Henigson
                                              Vice President & Treasurer


Date: December 15, 2004              By:  s/ Stephen R. Anastasio
                                             -----------------------------------
                                              Stephen R. Anastasio
                                              Chief Financial Officer

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